OFFICERS AND DIRECTORS
Daniel T. Geraci
Director, Chief Executive Officer and President

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Chief Compliance Officer and Vice President

Moshe Luchins
Vice President

Kevin J. Carr
Chief Legal Officer and Secretary

Nancy Curtiss
Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022-4728

Fund Administrator
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

Custodian
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

Legal Counsel
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022-2585

Transfer Agent
Computershare Trust Company, NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 4133                                                                   Q3-06

      Quarterly Report



      Zweig

      The Zweig Total
      Return Fund, Inc.

      September 30, 2006


[LOGO] PHOENIX
         INVESTMENT PARTNERS, LTD.
         A member of The Phoenix Companies, Inc.

                                                               November 1, 2006

Dear Fellow ZTR Shareholder:

   I am pleased to share with you the manager's report and commentary for The Zweig Total Return Fund, Inc. for the quarter ended September 30, 2006.

   The Zweig Total Return Fund's net asset value increased 4.40% in the third quarter of 2006, including $0.26 in reinvested distributions. During the same period, the Fund's benchmark, a composite index (62.5% Lehman Brothers Government Bond Index and 37.5% S&P 500(R) Index), returned 4.33%, including reinvested dividends. The Fund's overall exposure to the bond and equity markets for the quarter was approximately 94%.

   For the nine months ended September 30, 2006, the Fund's net asset value gained 4.94%, including reinvested distributions. The Fund's overall exposure to the bond and equity markets for the nine-month period was approximately 95%.

              Sincerely,

              /s/ Daniel T. Geraci
              Daniel T. Geraci
              President
              The Zweig Total Return Fund, Inc.

                          MARKET OVERVIEW AND OUTLOOK

   The Fund's bond exposure on September 30, 2006, was 59%, with average duration (a measure of sensitivity to interest rates) of 6.4 years. Our bond exposure was also at 59% at the end of the second quarter, but the average duration then was 6.2 years. If the Fund's assets were fully invested, 62.5% of our portfolio would be in bonds and 37.5% in stocks. Consequently, with 59% in bonds, we are at about 94% of a full position (59%/62.5%).

   The third quarter was very good for the U.S Treasury bond market. The benchmark 10-year Treasury note moved from a 5.15% yield at the end of June to a 4.63% yield at the close of the third quarter. Since price moves in the opposite direction of yield, prices in the bond market rose during the quarter. This decline of over 50 basis points in yield resulted from a perception in the market that the tightening cycle by the Federal Reserve (Fed) had ended. This belief was confirmed when the Fed held its federal funds rate steady at 5.25% at its September meeting. (A detailed description of the Fed's actions, policies, and their implications appears in the equity portion of the report which follows.)

   Our bond models had become quite bullish (positive) on bonds during the second quarter and this outlook continued into the third quarter. In line with our basic contrarian policy, the pervasive negative sentiment on bonds, stemming from a tight Fed and higher inflation, was a big reason we were buying bonds. Finally, some indicators that track the prices and trends of various commodities and other pertinent economic data helped push us into higher exposure to bonds, since we use weakness in the bond market to add duration. And, at least for now, that seems to be the right course.

   Our exposure to U.S. common stocks was 35% on September 30, 2006, unchanged from our position at the end of the second quarter. At this level, we were at about 93% of a full position (35%/37.5%).

   Bouncing back from their mid-July lows, the major stock market indicators all finished higher for the third quarter and the year to date. Recovering 8.8% from its July low, the Dow Jones Industrial Average/SM/ (the Dow) was up 4.7% for the quarter and 9% for the year to date.

   It was the Dow's fifth consecutive quarterly gain and its best third quarter since 1995. Shortly after the quarter ended, the Dow finally topped its previous high of 11,722 set in January 2000, closing the day at 11,727. The NASDAQ Composite(R) Index climbed 4% from its July low to increase 4% for the quarter and 2.41% for the year to date. Rallying 8% from its mid-summer low, the S&P 500 Index closed 5.2% higher for the quarter and 7% for the year to date. It was the S&P 500's best third-quarter performance in nine years.

   While the Dow's results were impressive, it's important to note that at the quarter's end, only 10 of the Dow's 30 components were above their previous highs and, if adjusted for inflation, the Dow was still 20% below its record. The NASDAQ was 55% under its former high.

   There are several reasons for the strong market surge. First, sellers had hit the market fairly hard in the spring, creating a certain amount of pessimism. That means a lot of investors were sold out, paving the way for a rally. Another factor was a significant drop in oil prices. And, of course, the Fed passed on raising interest rates at its August meeting.

   The market's upward spiral gained momentum when the Fed, as anticipated, again held its benchmark interest rate steady at 5.25% in September. Explaining its decision, the Fed noted that "economic growth has moderated from its quite strong pace early this year, partly reflecting the gradual cooling of the housing market and the lagged effects of increases in interest rates and energy prices." While stating that inflation seems likely to moderate, the Fed saw inflation risks remaining. Not ruling out any further increases, the Fed said any additional firming "will depend on the evolution of the outlook for both inflation and economic growth."

   Inflation, which is of prime concern to the Fed's interest rate policy, is sending mixed signals. Core inflation, upon which the Fed focuses, excludes food and energy. It rose 2.7% in the second quarter versus 2.1% in the first quarter -- the highest since the 2.8% rate in the first quarter of 2001. To put this in perspective, the Fed's so-called "comfort zone" on inflation is 1% to 2%. Another inflation threat is posed by unit labor costs, which the Labor Department reported rose 4.9% in the second quarter, following a 9% gain in the first three months. On the other hand, commodity prices have fallen sharply. The Commodity Research Bureau's CRB index -- which covers prices for oil, gas, and metals -- was down 15% from mid-July at the quarter's end. Meanwhile, the Labor Department's Producer Price Index, which covers wholesale prices, rose only 0.1% in August, marking the year's slowest pace for that economic indicator.

   The big question mark about the economy is the cooling housing market, with analysts differing over whether it will be a soft landing or whether we should tighten our seat belts. The real estate sector has accounted for about 44% of the jobs created since 2000 and employs one in ten American workers. The Commerce Department reported that housing starts fell 6% in August from the July level, the fifth decline in the past six months, and was the lowest rate since April 2003. The median sales prices of existing homes fell 1.7% in August, the first drop in 11 years. Sales of existing homes dipped 0.5% for the month.

   Confirming the bleak housing picture, Fed Chairman Ben S. Bernanke said the U.S. housing market was in a "substantial correction," which would cut about a percentage point from economic growth in the second half and restrain expansion next year. The Commerce Department reported that gross domestic product grew at a 2.6% annual rate in the second quarter, sharply below the 5.6% rate of the first quarter.

   We don't think the overall housing market is as weak as widely described. The softening is not nationwide, with the largest inventory of unsold homes in the Northeast, Florida, Arizona, California, Nevada, and a few other places. While the decline is affecting the economy, it is hard to predict its impact on the stock market. If the economy only slips but does not fall into a recession, it could be bullish for stocks, because it would tend to keep interest rates low. Should the housing market turn around, which we don't think will happen in the near term, it could actually prove to be a negative for stocks.

   Other data also indicate that the economy is losing momentum. The Institute for Supply Management reported that its manufacturing index dipped to 52.9 in September from 54.5 in August. Readings over 50 indicate expansion, but the latest figure points to lower growth during the third quarter. The Commerce Department reported that durable-goods orders slipped 0.5% in August, following a 27% drop in July, the first back-to-back monthly decline since the spring of 2004. Consumer spending grew only 0.1% in August, sharply below the 0.8% gain in July, and the lowest rate of growth since last November.

   The U.S. economy has its ups and downs, but our trade deficit goes in only one direction: up. The Commerce Department reported that the trade gap hit a record $69.80 billion in August, a 2.7% increase from July. We are not worried about the trade deficit, however. It has been a fact of life for a long time and seems to have minimal effects on the economy. Eventually, though, it could put pressure on the dollar. That would benefit some of our industries by making exports cheaper overseas. It would also make imports more expensive. While that could contribute to inflation, it could also cut the demand and help restore a better trade balance.

   While foreigners were selling us more of their commodities, they were buying more of our stocks. Net foreign purchases of U.S. stocks expanded to $10.4 billion in July from $4 billion in June, according to Treasury Department data. These are figures to watch, as the numbers are getting up there. Foreigners tend to be wrong, both when they go overboard and buy too much of our stock or when they become too pessimistic and sell out. Our guess is that they sold at a moderate level in June and picked up their buying pace in July. So far, that market does not seem overheated. Modest foreign buying is bullish, but if such buying reaches a crescendo, it can be a danger signal.

   Despite the strong stock market performance in the third quarter, the number of initial public offerings in the U.S. fell. Dealogic reported that 31 companies raised $6.34 billion in the quarter, compared with 63 companies raising $10.39 billion a year earlier. The decline may reflect the impact of the Sarbanes-Oxley rules. These financial regulations, which place a ridiculous amount of red tape on transactions, are choking many companies. As a result, some prefer to issue stock in London or other foreign markets.

   The rising stock market also did not have a major impact on margin debt at the New York Stock Exchange. The NYSE reported an increase of only 0.3% in margin debt from the end of the second quarter through August. Margin debt peaked at $226.48 billion in March 2000. These numbers indicate that the speculative juices aren't flowing yet. When the margin debt rises too rapidly, it's a sign of excessive speculation. We like it when the market, as is the case now, can advance without an accompanying jump in margin debt.

   Corporate profits remain strong. Standard & Poor's forecast that the operating earnings of the S&P 500 companies in the third quarter will be 14% above the same period in 2005. This would mark 17 consecutive quarters of double-digit operating profit growth, a record since S&P began tracking profits in 1988. Originally forecast at rising only 7%, the second-quarter gain came in close to 13%. Thomson Financial predicts double-digit growth continuing in the fourth quarter, but ending in the first half of 2007.

   The earnings of many companies that are not in the oil business will be helped if oil prices stay lower. And, if interest rates behave and the economy continues to expand at a pace that is not strong enough to fuel inflation, investors can enjoy a "Goldilocks" scenario that is not too hot or too cold. That would leave room for more profit growth.

   Optimism on the market outlook has kept pace with rising stock prices. At the end of the third quarter, the survey of market advisors by Investors Intelligence showed 49% bulls and 33% bears. The score around the end of June was 37% bulls and 36% bears. There was a lot of pessimism during the spring sell-off and that is reflected in the June figures that show bulls and bears almost equal. The later figures show that some optimism has returned, but it is not at the danger level yet. We have quite a way to go on these numbers before we hit the warning lights.

   At the end of the third quarter, companies in the S&P 500 were trading at
17.9 times operating earnings, little changed from the 17.5 valuation on June 30. Valuations were at 19 times earnings on September 30, 2005. At these levels, we believe the market is neither cheap nor expensive. We wish the numbers were a bit lower, but they are fine for the time being. If we see another double-digit gain in earnings, the valuations should dip to the vicinity of 15. Looking forward a year, our view is that the valuation could come in around the lower end of the range.

   At this writing, we like the equities market. The biggest positive is our sentiment model, which had been at a fairly good level a few months ago and was, at quarter-end, neutral. Coming back to neutral after the market started to rally is fine. Our monetary model, which had been negative, was neutral as of September 30, and that's fine as well. Seasonality is another favorable factor. Historically, the interval from October 1 through the end of January has generally produced favorable results. And February through March or April has not been bad, either. The tape action has been very good, with the rate of advances topping declines and new highs being set.

              Sincerely,

              /s/ Martin E. Zweig


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

The preceding information is the opinion of Zweig Consulting LLC. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

                             PORTFOLIO COMPOSITION

   Conforming to the Fund's investment policy guidelines, all our bonds are U.S. Government Agency obligations. These bonds are highly liquid and provide the flexibility to respond quickly to changes in market conditions.

   The Fund's leading equity sectors on September 30, 2006, included financials, information technology, consumer discretionary, health care, and consumer staples. Aside from allocation changes, all of these sectors appeared in our previous report.

   The Fund's top individual positions at the end of the third quarter included Allstate Corp., AT&T, Bank of America, Bristol-Myers Squibb, Huntington Bancshares, JPMorgan Chase, Kimberly Clark, Pfizer Inc., Verizon, and Wachovia Corp. With the exception of Allstate and Pfizer, where there were no changes in shares held, and Wachovia, where we added to our holdings, all of the other companies listed were in our previous report.

   No longer in our top positions are Deutsche Bank and Dow Chemical, where there were no changes in shares held, and Merck, where we trimmed our position.

              Sincerely,

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Phoenix/Zweig Advisers LLC

Glossary

ADR (American Depositary Receipt): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Dow Jones Industrial Average/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Duration: A measure of a fixed income fund's sensitivity to interest rate changes. For example, if a fund's duration is 5 years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

Federal Reserve (the "Fed"): The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Initial public offering (IPO): A company's first sale of stock to the public.

Institute for Supply Management (ISM) Report on Business(R): An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

Investors Intelligence Survey: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

NASDAQ Composite(R) Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

Producer Price Index (PPI): An inflationary indicator, reported monthly by the U.S. Bureau of Labor Statistics, which measures changes in the wholesale prices of food, metals, lumber, oil and gas, as well as many other commodities.

Reuters CRB (Commodity Research Bureau) Index: Tracks 17 component commodities ranging from key economic indicators like gold and oil to other important commodities such as cocoa, coffee and orange juice.

S&P 500(R) Index: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.


Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                       THE ZWEIG TOTAL RETURN FUND, INC.

               SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

                              September 30, 2006
                                  (Unaudited)

                                                              Par
                                                            (000's)      Value
                                                           ---------  ------------
  INVESTMENTS
  U.S. GOVERNMENT SECURITIES                      53.96%
  U.S. TREASURY BONDS -- 32.51%
     U.S. Treasury Bond 9.25%, 2/15/16/(e)/............    $ 20,000   $ 26,918,760
     U.S. Treasury Bond 7.50%, 11/15/16/(e)/...........      20,000     24,500,000
     U.S. Treasury Bond 8.75%, 5/15/17.................      22,000     29,375,148
     U.S. Treasury Bond 8.875%, 2/15/19/(e)/...........      15,000     20,709,375
     U.S. Treasury Bond 6.375%, 8/15/27/(e)/...........      11,500     13,805,394
     U.S. Treasury Bond 6.125%, 11/15/27/(d)(e)/.......      17,500     20,468,157
     U.S. Treasury Bond 4.50%, 2/15/36/(e)/............      20,000     19,164,060
                                                                      ------------
                                                                       154,940,894
                                                                      ------------
  U.S. TREASURY NOTES -- 21.45%
     U.S. Treasury Inflation Indexed Note 1.625%,
       1/15/15/(e)(h)/.................................      27,000     27,364,819
     U.S. Treasury Note 3.00%, 2/15/08/(e)/............      38,000     37,098,982
     U.S. Treasury Note 4.00%, 11/15/12/(e)/...........      18,500     17,918,989
     U.S. Treasury Note 4.50%, 2/15/16/(e)/............      20,000     19,799,220
                                                                      ------------
                                                                       102,182,010
                                                                      ------------
         Total U.S. Government Securities (Identified Cost
           $257,535,072)......................................         257,122,904
                                                                      ------------
  AGENCY NON-MORTGAGE BACKED SECURITIES            5.41%
     FNMA 3.15%, 5/28/08...............................      26,570     25,799,736
                                                                      ------------
         Total Agency Non-Mortgage Backed
           Securities (Identified Cost $26,614,300)...........          25,799,736
                                                                      ------------

                                                           Number of
                                                            Shares
                                                           ---------
  DOMESTIC COMMON STOCKS                          31.66%
  CONSUMER DISCRETIONARY -- 3.91%
     Abercrombie & Fitch Co./(e)/......................      44,000      3,057,120
     Ford Motor Corp./(e)/.............................     399,000      3,227,910
     Gap, Inc. (The)...................................     140,000      2,653,000
     McDonald's Corp...................................      92,000      3,599,040
     Newell Rubbermaid, Inc./(e)/......................     123,000      3,483,360
     Nike, Inc. Class B................................      30,000      2,628,600
                                                                      ------------
                                                                        18,649,030
                                                                      ------------

        See notes to schedule of investments and securities sold short

                                                     Number of
                                                      Shares      Value
                                                     --------- -----------
     CONSUMER STAPLES -- 3.04%
        Archer-Daniels-Midland Co.................     53,000  $ 2,007,640
        Costco Wholesale Corp./(e)/...............     49,000    2,434,320
        Kimberly-Clark Corp.......................     64,000    4,183,040
        PepsiCo, Inc./(d)/........................     44,000    2,871,440
        Procter & Gamble Co.......................     48,000    2,975,040
                                                               -----------
                                                                14,471,480
                                                               -----------
     ENERGY -- 2.00%
        ConocoPhillips............................     49,000    2,916,970
        Halliburton Co............................     69,000    1,963,050
        Occidental Petroleum Corp./(e)/...........     50,000    2,405,500
        Valero Energy Corp........................     44,000    2,264,680
                                                               -----------
                                                                 9,550,200
                                                               -----------
     FINANCIALS -- 8.73%
        Allstate Corp.............................     62,000    3,889,260
        Bank of America Corp./(d)/................    100,000    5,357,000
        Goldman Sachs Group, Inc..................     17,000    2,875,890
        Huntington Bancshares, Inc./(e)/..........    186,000    4,450,980
        JPMorgan Chase & Co.......................     86,000    4,038,560
        Merrill Lynch & Co., Inc..................     39,000    3,050,580
        Morgan Stanley............................     49,000    3,572,590
        New York Community Bancorp, Inc./(e)/.....    209,000    3,423,420
        PNC Financial Services Group, Inc.........     48,000    3,477,120
        Wachovia Corp./(e)/.......................     69,000    3,850,200
        Wells Fargo & Co./(e)/....................    100,000    3,618,000
                                                               -----------
                                                                41,603,600
                                                               -----------
     HEALTH CARE -- 4.04%
        Amgen, Inc./(b)(e)/.......................     34,000    2,432,020
        Bristol-Myers Squibb Co...................    192,000    4,784,640
        Gilead Sciences, Inc./(b)(e)/.............     40,000    2,748,000
        Merck & Co., Inc..........................     82,000    3,435,800
        Pfizer, Inc...............................    135,000    3,828,600
        UnitedHealth Group, Inc...................     41,000    2,017,200
                                                               -----------
                                                                19,246,260
                                                               -----------
     INDUSTRIALS -- 2.63%
        AMR Corp./(b)(e) /........................    100,000    2,314,000
        Boeing Co. (The)..........................     31,000    2,444,350
        Continental Airlines, Inc. Class B/(b)(e)/     77,000    2,179,870
        General Electric Co./(d)/.................     90,000    3,177,000
        L-3 Communications Holdings, Inc./(d)(e)/.     21,000    1,644,930
        Norfolk Southern Corp./(e)/...............     18,000      792,900
                                                               -----------
                                                                12,553,050
                                                               -----------

        See notes to schedule of investments and securities sold short

                                                           Number of
                                                            Shares       Value
                                                           ---------  ------------
   INFORMATION TECHNOLOGY -- 4.37%
      Cisco Systems, Inc./(b)/.........................     118,000   $  2,714,000
      EMC Corp./(b)/...................................     190,000      2,276,200
      Hewlett-Packard Co...............................      82,000      3,008,580
      International Business Machines Corp.............      37,000      3,031,780
      Microsoft Corp...................................     106,000      2,896,980
      National Semiconductor Corp./(e)/................      90,000      2,117,700
      Palm, Inc./(b)(e)/...............................     135,000      1,965,600
      QUALCOMM, Inc....................................      78,000      2,835,300
                                                                      ------------
                                                                        20,846,140
                                                                      ------------
   MATERIALS -- 1.19%
      Dow Chemical Co./(d)/............................      96,000      3,742,080
      Freeport-McMoRan Copper & Gold, Inc. Class B
        (Indonesia)/(c)(e)/............................      36,000      1,917,360
                                                                      ------------
                                                                         5,659,440
                                                                      ------------
   TELECOMMUNICATIONS SERVICES -- 1.75%
      AT&T Corp./(e)/..................................     131,000      4,265,360
      Verizon Communications, Inc./(e)/................     110,000      4,084,300
                                                                      ------------
                                                                         8,349,660
                                                                      ------------
          Total Domestic Common Stocks (Identified Cost
            $127,004,307).....................................         150,928,860
                                                                      ------------
   FOREIGN COMMON STOCKS/(c)/                      3.49%
   CONSUMER DISCRETIONARY -- 0.68%
      Honda Motor Co., Ltd. ADR (Japan)/(d)/...........      64,000      2,152,320
      Sony Corp. ADR (Japan)...........................      27,000      1,089,720
                                                                      ------------
                                                                         3,242,040
                                                                      ------------
   ENERGY -- 0.43%
      Nabors Industries Ltd. (United States)/(b)(e)/...      69,000      2,052,750
                                                                      ------------
   FINANCIALS -- 0.79%
      Deutsche Bank AG (Germany).......................      31,000      3,741,700
                                                                      ------------
   INFORMATION TECHNOLOGY -- 1.59%
      Amdocs Ltd. (United States)/(b)/.................      57,000      2,257,200
      Nokia Oyj ADR (Finland)..........................     143,000      2,815,670
      Seagate Technology (Singapore)/(b)(e)/...........     109,000      2,516,810
                                                                      ------------
                                                                         7,589,680
                                                                      ------------
          Total Foreign Common Stocks (Identified Cost
            $14,086,941)......................................          16,626,170
                                                                      ------------

        See notes to schedule of investments and securities sold short

                                                          Number of
                                                           Shares           Value
                                                         -----------  ------------
EXCHANGE TRADED FUNDS                            0.76%
   iShares MSCI Japan Index Fund.....................         50,000  $    677,000
   NASDAQ-100 Shares/(e)/............................         73,000     2,967,450
                                                                      ------------
       Total Exchange Traded Funds (Identified Cost $3,416,339)          3,644,450
                                                                      ------------
       Total Long Term Investments -- 95.28% (Identified Cost
         $428,656,959)........................................         454,122,120
                                                                      ------------
SHORT-TERM INVESTMENTS                          17.29%
MONEY MARKET MUTUAL FUNDS -- 13.07%
   State Street Navigator Prime Plus (5.28% seven
     day effective yield)/(f)/ (Identified Cost
     $62,279,383)....................................     62,279,383    62,279,383
                                                                      ------------

                                                             Par
                                                           (000's)
                                                         -----------
COMMERCIAL PAPER/(g)/ -- 4.22%
   Manhattan Associates, Inc. 5.37%, 10/2/06.........    $     5,100     5,099,239
   Rabobank USA Finance Corp. 5.35%, 10/2/06.........         15,000    14,997,771
                                                                      ------------
       Total Commercial Paper (Identified Cost $20,097,010)...          20,097,010
                                                                      ------------
       Total Short-Term Investments (Identified Cost
         $82,376,393).........................................          82,376,393
                                                                      ------------
       Total Investments (Identified Cost $511,033,352) --
         112.57%..............................................         536,498,513/(a)/
       Securities Sold Short (Proceeds $2,416,630) -- (0.77)%.          (3,661,000)
       Other Assets Less Liabilities -- (11.80)%..............         (56,222,171)
                                                                      ------------
       Net Assets -- 100.00%..................................        $476,615,342
                                                                      ============

--------
 (a) Federal Tax information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $33,748,483 and gross depreciation of $8,402,601 for federal tax purposes. At September 30, 2006, the aggregate cost of securities for federal income tax purposes was $511,152,631.
 (b) Non-income producing.
 (c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria in Note 1D "Foreign security country determination" in the Notes to Schedule of Investments and Securities Sold Short.
 (d) Position, or a portion thereof, has been segregated to collateralize for securities sold short.
 (e) All or a portion of security is on loan.
 (f) Represents security purchased with cash collateral for securities on loan.
 (g) The rate shown is the discount rate.
 (h) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.

        See notes to schedule of investments and securities sold short

                                                          Number of
                                                           Shares        Value
                                                          --------- ----------
 SECURITIES SOLD SHORT
 DOMESTIC COMMON STOCKS                           0.44%
 CONSUMER DISCRETIONARY -- 0.44%
    Wendy's International, Inc........................     31,000   $2,077,000
                                                                    ----------
        Total Domestic Common Stocks (Proceeds
          $1,076,734).............................                   2,077,000
                                                                    ----------
 EXCHANGE TRADED FUNDS                            0.33%
    iShares Russell 2000 Index Fund...................     22,000    1,584,000
                                                                    ----------
        Total Exchange Traded Funds (Proceeds $1,339,896)...         1,584,000
                                                                    ----------
        Total Securities Sold Short (Proceeds $2,416,630)...        $3,661,000/(i)/
                                                                    ==========



--------
 (i) Federal Tax information: Net unrealized depreciation of securities sold short is comprised of gross appreciation of $0 and gross depreciation of $1,244,370 for federal income tax purposes. At September 30,2006, the aggregate proceeds of securities sold short for federal tax purposes was ($2,416,630).

        See notes to schedule of investments and securities sold short

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS

                              September 30, 2006
                                  (Unaudited)

                                                                                     Net Asset Value
                                                              Total Net Assets          per share
                                                         --------------------------  --------------
Beginning of period: December 31, 2005..................               $490,026,724          $ 5.28
   Net investment income................................ $  9,075,668                $ 0.10
   Net realized and unrealized gain on investments......   12,514,813                  0.13
   Dividends from net investment income and
     distributions from net long-term and short-term
     capital gains *....................................  (35,860,036)                (0.39)
   Tax return of capital................................           --                    --
   Net asset value of shares issued to shareholders in
     reinvestment of dividends resulting in issuance of
     common stock.......................................      858,173                    --
                                                         ------------                ------
   Net increase (decrease) in net assets/net asset
     value..............................................                (13,411,382)          (0.16)
                                                                       ------------          ------
End of period: September 30, 2006.......................               $476,615,342          $ 5.12
                                                                       ============          ======


--------
  *Please note that the tax status of distributions is determined at the end of the taxable year. However, based on interim data as of September 30, 2006, we estimate that 57% of distributions represent return of capital and 13% represent excess gain distributions which are taxable as ordinary income.

                       THE ZWEIG TOTAL RETURN FUND, INC.

          NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT

                              September 30, 2006
                                  (Unaudited)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Zweig Total Return Fund, Inc. (the "Fund") in the preparation of the Schedule of Investments and Securities Sold Short. The preparation of the Schedule of Investments and Securities Sold Short in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the Schedule of Investments and Securities Sold Short. Actual results could differ from those estimates.

  A. Security Valuation

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Directors.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

  B. Security Transactions and Related Income

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. Foreign Currency Translation

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date.

  D. Foreign Security Country Determination

   A combination of the following criteria is used to assign the countries of risk listed in the schedule of investments and securities sold short: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

  E. Short Sales

   A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund. At September 30, 2006, the value of securities sold short amounted to $3,661,000 against which collateral of $20,829,789 was held. The collateral includes the deposits with the broker for securities held short and the value of the segregated investments held long, as shown in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

  F. Security Lending

   The Fund loans securities to qualified brokers through an agreement with State Street Bank (the "Custodian") and the Fund. Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

NOTE 2 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

NOTE 3 -- INDEMNIFICATIONS

   Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

NOTE 4 -- SUBSEQUENT EVENT

   Effective November 9, 2006 Daniel T. Geraci resigned as director and president of the Fund, coincident with the notification of his resignation from Phoenix Investment Partners Ltd., parent of the adviser, and subsidiary of The Phoenix Companies, Inc.

                                KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2006, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.